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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 7, 2001



                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-12881                 75-2085454
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                          15660 North Dallas Parkway
                                   Suite 500
                              Dallas, Texas 75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code: (972) 770-6401


                                Not applicable

         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On May 7, 2001, Lone Star Technologies, Inc. ("Lone Star") entered into the employment agreement attached as Exhibit 99.1 with Rhys J. Best, its Chairman, Chief Executive Officer and President.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)   PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)   EXHIBITS.

99.1 Employment Agreement, dated May 7, 2001, between Lone Star Technologies, Inc. and Rhys J. Best.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONE STAR TECHNOLOGIES, INC.

                                       By:  /s/ Charles J. Keszler
                                           ---------------------------------
                                                Charles J. Keszler
                                                Vice President - Finance and
                                                Chief Financial Officer

Date:  May 9, 2001

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                               INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------

 99.1 Employment Agreement, dated May 7, 2001, between Lone Star Technologies, Inc. and Rhys J. Best.